                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : T18 A7
Bond Name           : D (A/A2 14.750%)
Original Balance    : 15,974,000.00                                  Current Balance     : 15,974,000.00
Original Coupon     : 6.576000  %                                    Current Coupon      : 6.576000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/21/02                                        First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : 0% CPR (except one loan partial prepay)
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y      WAC
                    : 1.7070   1.7070   1.7070   2.9260   4.2200   4.9420   5.4080   0.0000
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP07Y   SWP10Y   SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                    :  42.28    42.28    76.11    81.13    70.24    80.40    70.75    82.09   89.75   88.75   77.63   66.25   63.25
Report Generated    : Wed Jan 23 11:39:05 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_011702.cmo

                      0.0        T2_18        T3_18        T4_18        T5_18        T6_18        T7_18        T8_18
  100.370897        6.577        6.577        6.577        6.577        6.577        6.577        6.578        6.578
  100.402147        6.573        6.573        6.573        6.573        6.573        6.573        6.573        6.574
  100.433397        6.568        6.568        6.568        6.568        6.568        6.569        6.569        6.570
  100.464647        6.564        6.564        6.564        6.564        6.564        6.564        6.564        6.565
* 100.495897        6.560        6.560        6.560        6.560        6.560        6.560        6.560        6.561
  100.527147        6.555        6.555        6.555        6.555        6.555        6.555        6.556        6.556
  100.558397        6.551        6.551        6.551        6.551        6.551        6.551        6.551        6.552
  100.589647        6.546        6.546        6.546        6.546        6.546        6.546        6.547        6.548
  100.620897        6.542        6.542        6.542        6.542        6.542        6.542        6.542        6.543

Ave Life            9.733        9.733        9.733        9.733        9.733        9.753        9.798        9.883
Ave Cashflow        7.845        7.845        7.845        7.845        7.845        7.858        7.889        7.948
Mod Dur             6.988        6.988        6.988        6.988        6.988        6.998        7.021        7.065
Window        11/11-11/11  11/11-11/11  11/11-11/11  11/11-11/11  11/11-11/11  11/11-12/11  11/11-12/11   12/11-3/12
Sprd/Avl         165.6/av     165.6/av     165.6/av     165.6/av     165.6/av     165.3/av     164.7/av     163.6/av
Sprd/AvCf        192.9/av     192.9/av     192.9/av     192.9/av     192.9/av     192.7/av     192.3/av     191.5/av
Sprd/Tsy       169.0/9.5    169.0/9.5    169.0/9.5    169.0/9.5    169.0/9.5    161.8/10.0   161.8/10.0   161.9/10.0
SwapSpd              94.0         94.0         94.0         94.0         94.0         93.8         93.3         92.4
Bond Loss            0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00
Coll Loss            0.00  30274811.16  44093154.09  57093759.75  69319980.61  80813028.67  91612095.44 101754461.91
Loss Pct            0.00%        4.26%        6.21%        8.04%        9.76%       11.38%       12.90%       14.33%




                       T9_18       T10_18
  100.370897           3.102       -6.802
  100.402147           3.098       -6.806
  100.433397           3.094       -6.810
  100.464647           3.090       -6.814
* 100.495897           3.086       -6.818
  100.527147           3.082       -6.822
  100.558397           3.078       -6.826
  100.589647           3.073       -6.830
  100.620897           3.069       -6.834

Ave Life              11.151       19.289
Ave Cashflow           8.125        5.602
Mod Dur                7.466        7.631
Window            12/11-1/26    2/19-1/26
Sprd/Avl           -188.3/av   -1197.6/av
Sprd/AvCf          -158.5/av   -1112.5/av
Sprd/Tsy         -187.9/11.0 -1198.1/19.5
SwapSpd               -262.9      -1264.9
Bond Loss         6560182.08  15493845.87
Coll Loss       111275599.54 120209263.33
Loss Pct              15.67%       16.93%



T2_18        : Lockout YM only; 2% CDR after 18 months to Maturity;12 Month Lag;65% Recovery
T3_18        : Lockout YM only; 3% CDR after 18 months to Maturity;12 Month Lag;65% Recovery
T4_18        : Lockout YM only; 4% CDR after 18 months to Maturity;12 Month Lag;65% Recovery
T5_18        : Lockout YM only; 5% CDR after 18 months to Maturity;12 Month Lag;65% Recovery
T6_18        : Lockout YM only; 6% CDR after 18 months to Maturity;12 Month Lag;65% Recovery
T7_18        : Lockout YM only; 7% CDR after 18 months to Maturity;12 Month Lag;65% Recovery
T8_18        : Lockout YM only; 8% CDR after 18 months to Maturity;12 Month Lag;65% Recovery
T9_18        : Lockout YM only; 9% CDR after 18 months to Maturity;12 Month Lag;65% Recovery
T10_18       : Lockout YM only; 10% CDR after 18 months to Maturity;12 Month Lag;65% Recovery



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : T24 A7
Bond Name           : D (A/A2 14.750%)
Original Balance    : 15,974,000.00                                  Current Balance     : 15,974,000.00
Original Coupon     : 6.576000  %                                    Current Coupon      : 6.576000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/21/02                                        First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : 0% CPR (except one loan partial prepay)
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y      WAC
                    : 1.7070   1.7070   1.7070   2.9260   4.2200   4.9420   5.4080   0.0000
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP07Y   SWP10Y   SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                    :  42.28    42.28    76.11    81.13    70.24    80.40    70.75    82.09   89.75   88.75   77.63   66.25   63.25
Report Generated    : Wed Jan 23 11:44:25 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_011702.cmo

                      0.0        T2_24        T3_24        T4_24        T5_24        T6_24        T7_24        T8_24
  100.370897        6.577        6.577        6.577        6.577        6.577        6.577        6.578        6.578
  100.402147        6.573        6.573        6.573        6.573        6.573        6.573        6.573        6.573
  100.433397        6.568        6.568        6.568        6.568        6.568        6.568        6.569        6.569
  100.464647        6.564        6.564        6.564        6.564        6.564        6.564        6.564        6.565
* 100.495897        6.560        6.560        6.560        6.560        6.560        6.560        6.560        6.560
  100.527147        6.555        6.555        6.555        6.555        6.555        6.555        6.555        6.556
  100.558397        6.551        6.551        6.551        6.551        6.551        6.551        6.551        6.551
  100.589647        6.546        6.546        6.546        6.546        6.546        6.546        6.547        6.547
  100.620897        6.542        6.542        6.542        6.542        6.542        6.542        6.542        6.543

Ave Life            9.733        9.733        9.733        9.733        9.733        9.733        9.773        9.814
Ave Cashflow        7.845        7.845        7.845        7.845        7.845        7.845        7.873        7.900
Mod Dur             6.988        6.988        6.988        6.988        6.988        6.988        7.009        7.030
Window        11/11-11/11  11/11-11/11  11/11-11/11  11/11-11/11  11/11-11/11  11/11-11/11  11/11-12/11  11/11-12/11
Sprd/Avl         165.6/av     165.6/av     165.6/av     165.6/av     165.6/av     165.6/av     165.1/av     164.5/av
Sprd/AvCf        192.9/av     192.9/av     192.9/av     192.9/av     192.9/av     192.9/av     192.5/av     192.1/av
Sprd/Tsy       169.0/9.5    169.0/9.5    169.0/9.5    169.0/9.5    169.0/9.5    169.0/9.5    161.8/10.0   161.8/10.0
SwapSpd              94.0         94.0         94.0         94.0         94.0         94.0         93.6         93.2
Bond Loss            0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00
Coll Loss            0.00  28100322.46  41018337.80  53230183.39  64770182.75  75671082.04  85964139.47  95679206.64
Loss Pct            0.00%        3.96%        5.78%        7.50%        9.12%       10.66%       12.11%       13.48%


                     T9_24       T10_24
  100.370897         6.547        1.540
  100.402147         6.543        1.535
  100.433397         6.539        1.531
  100.464647         6.535        1.527
* 100.495897         6.530        1.523
  100.527147         6.526        1.519
  100.558397         6.522        1.515
  100.589647         6.518        1.511
  100.620897         6.514        1.507

Ave Life            10.648       11.435
Ave Cashflow         8.560        7.840
Mod Dur              7.386        7.495
Window          12/11-1/26   12/11-1/26
Sprd/Avl          157.3/av    -345.2/av
Sprd/AvCf         179.6/av    -310.7/av
Sprd/Tsy        157.7/10.5  -345.4/11.5
SwapSpd               84.4       -420.8
Bond Loss        129385.31   8772765.16
Coll Loss     104844802.77 113488182.62
Loss Pct            14.77%       15.99%


T2_24        : Lockout YM only; 2% CDR after 24 months to Maturity;12 Month Lag;65% Recovery
T3_24        : Lockout YM only; 3% CDR after 24 months to Maturity;12 Month Lag;65% Recovery
T4_24        : Lockout YM only; 4% CDR after 24 months to Maturity;12 Month Lag;65% Recovery
T5_24        : Lockout YM only; 5% CDR after 24 months to Maturity;12 Month Lag;65% Recovery
T6_24        : Lockout YM only; 6% CDR after 24 months to Maturity;12 Month Lag;65% Recovery
T7_24        : Lockout YM only; 7% CDR after 24 months to Maturity;12 Month Lag;65% Recovery
T8_24        : Lockout YM only; 8% CDR after 24 months to Maturity;12 Month Lag;65% Recovery
T9_24        : Lockout YM only; 9% CDR after 24 months to Maturity;12 Month Lag;65% Recovery
T10_24       : Lockout YM only; 10% CDR after 24 months to Maturity;12 Month Lag;65% Recovery


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC02C1_011702 A5
Bond Name           : B (AA/Aa2 18.375%)
Original Balance    : 29,285,000.00                                  Current Balance     : 29,285,000.00
Original Coupon     : 6.330000  %                                    Current Coupon      : 6.330000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/21/02                                        First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : 0% CPR (except one loan partial prepay)
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y      WAC
                    : 1.7070   1.7070   1.7070   2.9260   4.2200   4.9420   5.4080   0.0000
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP07Y   SWP10Y   SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                    :  42.28    42.28    76.11    81.13    70.24    80.40    70.75    82.09   89.75   88.75   77.63   66.25   63.25
Report Generated    : Thu Jan 24 11:56:04 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_011702.cmo

                      0.0          FW1          FW2          FW3          FW4          FW8         FW10         FW12
  100.370266        6.327        6.327        6.327        6.327        6.327        6.327        6.327        4.265
  100.401516        6.323        6.323        6.323        6.323        6.323        6.323        6.323        4.261
  100.432766        6.318        6.318        6.318        6.318        6.318        6.318        6.319        4.257
  100.464016        6.314        6.314        6.314        6.314        6.314        6.314        6.314        4.252
* 100.495266        6.310        6.310        6.310        6.310        6.310        6.310        6.310        4.248
  100.526516        6.305        6.305        6.305        6.305        6.305        6.305        6.305        4.244
  100.557766        6.301        6.301        6.301        6.301        6.301        6.301        6.301        4.239
  100.589016        6.296        6.296        6.296        6.296        6.296        6.296        6.297        4.235
  100.620266        6.292        6.292        6.292        6.292        6.292        6.292        6.292        4.231

Ave Life            9.733        9.733        9.733        9.733        9.733        9.733        9.768       10.185
Ave Cashflow        7.889        7.889        7.889        7.889        7.889        7.889        7.912        7.882
Mod Dur             7.071        7.071        7.071        7.071        7.071        7.071        7.089        7.208
Window        11/11-11/11  11/11-11/11  11/11-11/11  11/11-11/11  11/11-11/11  11/11-11/11  11/11-12/11   11/11-1/26
Sprd/Avl         140.6/av     140.6/av     140.6/av     140.6/av     140.6/av     140.6/av     140.1/av     -69.8/av
Sprd/AvCf        167.2/av     167.2/av     167.2/av     167.2/av     167.2/av     167.2/av     166.9/av     -38.8/av
Sprd/Tsy       144.0/9.5    144.0/9.5    144.0/9.5    144.0/9.5    144.0/9.5    144.0/9.5    136.8/10.0   -69.4/10.0
SwapSpd              69.0         69.0         69.0         69.0         69.0         69.0         68.6       -141.2
Bond Loss            0.00         0.00         0.00         0.00         0.00         0.00         0.00   7209008.61
Coll Loss            0.00  25286442.57  38932086.49  51776170.57  63861175.76 105387674.68 122554805.62 137659426.07
Loss Pct            0.00%        3.56%        5.48%        7.29%        9.00%       14.84%       17.26%       19.39%



FW1          : 0% CPR; Def 3301 South Norfolk and Mesa Grande immed, 24 Month Lag; 85%_60% Recovery and the rest at 1CDR after
               18 months, 12 lag, 65 Rec
FW2          : 0% CPR; Def 3301 South Norfolk and Mesa Grande immed, 24 Month Lag; 85%_60% Recovery and the rest at 2CDR after
               18 months, 12 lag, 65 Rec
FW3          : 0% CPR; Def 3301 South Norfolk and Mesa Grande immed, 24 Month Lag; 85%_60% Recovery and the rest at 3CDR after
               18 months, 12 lag, 65 Rec
FW4          : 0% CPR; Def 3301 South Norfolk and Mesa Grande immed, 24 Month Lag; 85%_60% Recovery and the rest at 4CDR after
               18 months, 12 lag, 65 Rec
FW8          : 0% CPR; Def 3301 South Norfolk and Mesa Grande immed, 24 Month Lag; 85%_60% Recovery and the rest at 8CDR after
               18 months, 12 lag, 65 Rec
FW10         : 0% CPR; Def 3301 South Norfolk and Mesa Grande immed, 24 Month Lag; 85%_60% Recovery and the rest at 10CDR after
               18 months, 12 lag, 65 Rec
FW12         : 0% CPR; Def 3301 South Norfolk and Mesa Grande immed, 24 Month Lag; 85%_60% Recovery and the rest at 12CDR after
               18 months, 12 lag, 65 Rec


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC02C1_011702 A5
Bond Name           : B (AA/Aa2 18.375%)
Original Balance    : 29,285,000.00                                  Current Balance     : 29,285,000.00
Original Coupon     : 6.330000  %                                    Current Coupon      : 6.330000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/21/02                                        First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : 0% CPR (except one loan partial prepay)
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y      WAC
                    : 1.7070   1.7070   1.7070   2.9260   4.2200   4.9420   5.4080   0.0000
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP07Y   SWP10Y   SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                    :  42.28    42.28    76.11    81.13    70.24    80.40    70.75    82.09   89.75   88.75   77.63   66.25   63.25
Report Generated    : Thu Jan 24 11:18:20 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_011702.cmo

                      0.0          FW1          FW2          FW3          FW4
  100.370266        6.327        6.327        6.327        6.327        6.327
  100.401516        6.323        6.323        6.323        6.323        6.323
  100.432766        6.318        6.318        6.318        6.318        6.318
  100.464016        6.314        6.314        6.314        6.314        6.314
* 100.495266        6.310        6.310        6.310        6.310        6.310
  100.526516        6.305        6.305        6.305        6.305        6.305
  100.557766        6.301        6.301        6.301        6.301        6.301
  100.589016        6.296        6.296        6.296        6.296        6.296
  100.620266        6.292        6.292        6.292        6.292        6.292

Ave Life            9.733        9.733        9.733        9.733        9.733
Ave Cashflow        7.889        7.889        7.889        7.889        7.889
Mod Dur             7.071        7.071        7.071        7.071        7.071
Window        11/11-11/11  11/11-11/11  11/11-11/11  11/11-11/11  11/11-11/11
Sprd/Avl         140.6/av     140.6/av     140.6/av     140.6/av     140.6/av
Sprd/AvCf        167.2/av     167.2/av     167.2/av     167.2/av     167.2/av
Sprd/Tsy       144.0/9.5    144.0/9.5    144.0/9.5    144.0/9.5    144.0/9.5
SwapSpd              69.0         69.0         69.0         69.0         69.0
Bond Loss            0.00         0.00         0.00         0.00         0.00
Coll Loss            0.00  25286442.57  38932086.49  51776170.57  63861175.76
Loss Pct            0.00%        3.56%        5.48%        7.29%        9.00%

FW1          : 0% CPR; Def 3301 South Norfolk and Mesa Grande immed, 24 Month Lag; 85%_60% Recovery and the rest at 1CDR after
               18 months, 12 lag, 65 Rec
FW2          : 0% CPR; Def 3301 South Norfolk and Mesa Grande immed, 24 Month Lag; 85%_60% Recovery and the rest at 2CDR after
               18 months, 12 lag, 65 Rec
FW3          : 0% CPR; Def 3301 South Norfolk and Mesa Grande immed, 24 Month Lag; 85%_60% Recovery and the rest at 3CDR after
               18 months, 12 lag, 65 Rec
FW4          : 0% CPR; Def 3301 South Norfolk and Mesa Grande immed, 24 Month Lag; 85%_60% Recovery and the rest at 4CDR after
               18 months, 12 lag, 65 Rec


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Deutsche Bank Securities CMO Model
Price/Yield Report

Bond ID:                 GMAC02C1_011702_100CPR A1
Bond Name:               A1 (AAA/Aaa 22.500%)

Original Balance:            146,361,000.00             Current Balance:         146,361,000.00
Original Coupon:                  5.554000%             Current Coupon:               5.554000%
Deal Description:              GMAC 2002-C1
Orig. Cutoff Date:                 02/01/02             Dated Date                     02/01/02
Settlement Date:                   02/21/02             First Payment Date"            03/15/02

Market Levels:                    TSY03M         TSY06M           TSY01Y          TSY02Y          TSY05Y        TSY10Y        TSY30Y
:                                 1.7070         1.7070           1.7070          2.9260          4.2200        4.9420        5.4080
Swap Table:                       SWP01Y         SWP02Y           SWP03Y          SWP04Y          SWP05Y        SWP07Y        SWP10Y
:                                  42.28          42.28            76.11           81.13           70.24         80.40         70.75
Report Generated:        Fri Jan 18 12:51:24 2002  (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_011702.cmo

                                     X1              X2             X3               X4              X5            X6            X7

              100.125000           5.544          5.546            5.540           5.535           5.531         5.529         5.532
              100.156250           5.538          5.539            5.532           5.527           5.523         5.520         5.524
              100.187500           5.531          5.532            5.525           5.520           5.515         5.512         5.516
              100.218750           5.524          5.525            5.518           5.512           5.508         5.504         5.508
              100.250000           5.517          5.519            5.511           5.040           5.500         5.496         5.500
              100.281250           5.511          5.512            5.503           5.497           5.492         5.487         5.492
              100.312500           5.504          5.505            5.496           5.489           5.484         5.479         5.484
              100.343750           5.497          5.499            5.489           5.482           5.476         5.471         5.476
              100.375000           5.490          5.492            5.482           5.474           5.468         5.463         5.469

Ave Life                           5.596          5.700            5.180           4.839           4.603         4.430         4.630
Ave Cashflow                       5.052          5.138            4.698           4.404           4.201         4.053         4.224
Mod Dur                            4.587          4.658            4.306           4.072           3.904         3.779         3.924
Window                        3/02-12/10      3/02-3/11        3/02-8/10      3/02-11/09       3/02-1/09     3/02-8/08     3/02-2/09
Sprd/Avl                        121.1/av       119.8/av         126.5/av        135.4/av        145.1/av      152.2/av      144.0/av
Sprd/AvCf                       129.0/av       127.9/av         142.1/av        154.2/av        162.4/av      168.4/av      161.5/av
Sprd/Tsy                       122.5/5.5      122.7/5.5        129.1/5.0       128.4/5.0       149.5/4.5     149.1/4.5     149.6/4.5
SwapSpd                             47.8             46             55.3            63.4            70.5          75.7          69.7
Bond Loss                           0.00           0.00             0.00            0.00            0.00          0.00          0.00
Coll Loss                           0.00           0.00     144401373.94     28100322.46     41018337.80   53230183.39    8028879.58
Loss Pct.                          0.00%          0.00%            2.03%           3.96%           5.78%         7.50%         1.13%

Market Levels:
:
Swap Table:                                 SWP12Y            SWP15Y             SWP20Y       SWP25Y      SWP30Y      SWP40Y
:                                            82.09             89.75              88.75        77.63       66.25       63.25
Report Generated:        Fri Jan 18 12:51:24 2002  (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_011702.cmo

                                               X8                X9                X10

              100.125000                     5.533             5.536              5.537
              100.156250                     5.525             5.528              5.530
              100.187500                     5.517             5.521              5.522
              100.218750                     5.510             5.513              5.515
              100.250000                     5.502             5.505              5.508
              100.281250                     5.494             5.498              5.500
              100.312500                     5.489             5.490              5.493
              100.343750                     5.478             5.483              5.485
              100.375000                     5.471             5.475              5.478

Ave Life                                     4.705             4.890              5.004
Ave Cashflow                                 4.289             4.448              4.547
Mod Dur                                      3.978             4.107              4.186
Window                                   3/02-5/09         3/02-5/09          3/02-5/10
Sprd/Avl                                  140.9/av          133.3/av           128.7/av
Sprd/AvCf                                 158.9/av          152.4/av           148.3/av
Sprd/Tsy                                 149.7/4.5         128.5/5.0          128.8/5.0
SwapSpd                                       67.4              61.8               58.4
Bond Loss                                     0.00              0.00               0.00
Coll Loss                              16057623.30       32114389.78        40142160.64
Loss Pct.                                    2.26%             4.52%              5.65%

X1:    Lockout YM only; 100% CPR
X2:    Lockout YM only; 0% CPR
X3:    Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 1% CDR, 65% Recovery, 12 Month Lag
X4:    Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 65% Recovery, 12 Month Lag
X5:    Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 3% CDR, 65% Recovery, 12 Month Lag
X6:    Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 4% CDR, 65% Recovery, 12 Month Lag
X7:    Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 90% Recovery, 12 Month Lag
X8:    Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 80% Recovery, 12 Month Lag
X9:    Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 60% Recovery, 12 Month Lag
X10:   Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 50% Recovery, 12 Month Lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") was prepared solely by the Underwriter(s), is privilieged and confidential, is intended for use by the addressee only, and may not be provided to any third pary other than the adressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their invesment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained here in will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in this material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Deutsche Bank Securities CMO Model
Price/Yield Report

Bond ID:                  GMAC02C1_011702_100CPR AC
Bond Name:                A2 (AAA/Aaa 22.500%)

Original Balance:            403,837,000.00              Current Balance:               403,837,000.00
Original Coupon:                  6.107000%              Current Coupon:                     6.107000%
Deal Description:              GMAC 2002-C1
Orig. Cutoff Date:                 02/01/02              Dated Date                           02/01/02
Settlement Date:                   02/21/02              First Payment Date"                  03/15/02

Market Levels:                    TSY03M       TSY06M         TSY01Y          TSY02Y          TSY05Y         TSY10Y        TSY30Y
:                                 1.7070       1.7070         1.7070          2.9260          4.2200         4.9420        5.4080
Swap Table:                       SWP01Y       SWP02Y         SWP03Y          SWP04Y          SWP05Y         SWP07Y        SWP10Y
:                                  42.28        42.28          76.11           81.13           70.24          80.40         70.75
Report Generated:         Fri Jan 18 12:51:24 2002  (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_011702.cmo

                                     X1           X2             X3              X4             X5             X6             X7

               100.375000          6.097        6.098          6.096           6.096           6.095          6.095         6.095
               100.406250          6.092        6.094          6.092           6.092           6.091          6.090         6.091
               100.437500          6.088        6.089          6.087           6.087           6.086          6.085         6.086
               100.468750          6.083        6.085          6.083           6.083           6.082          6.081         6.082
               100.500000          6.079        6.080          6.078           6.078           6.077          6.076         6.077
               100.531250          6.074        6.076          6.074           6.073           6.073          6.072         6.073
               100.562500          6.070        6.071          6.069           6.069           6.068          6.067         6.068
               100.593750          6.065        6.067          6.065           6.064           6.064          6.063         6.063
               100.625000          6.061        6.063          6.060           6.060           6.059          6.058         6.059

Ave Life                           9.271        9.474          9.246           9.198           9.119          9.021         9.109
Ave Cashflow                       7.606        7.748          7.588           7.556           7.502          7.437         7.495
Mod Dur                            6.894        7.006           6.88           6.853           6.806          6.747           6.8
Window                        12/10-8/11   3/11-11/11      8/10-8/11      11/09-8/11       1/09-8/11      8/08-8/11     2/09-8/11
Sprd/Avl                        124.2/av     121.4/av       124.5/av        125.2/av        126.3/av       127.6/av      126.4/av
Sprd/AvCf                       148.2/av     146.3/av       148.5/av        148.9/av        149.6/av       150.4/av      149.7/av
Sprd/Tsy                       120.9/9.5    121.1/9.5      128.1/9.0       128.0/9.0       128.0/9.0      127.9/9.0     128.0/9.0
SwapSpd                             51.1         49.0           51.4            51.8            52.7           53.7          52.8
Bond Loss                           0.00         0.00           0.00            0.00            0.00           0.00          0.00
Coll Loss                           0.00         0.00   144401373.94     28100322.46     41018337.80    53230183.39    8028879.58
Loss Pct.                          0.00%        0.00%          2.03%           3.96%           5.78%          7.50%         1.13%


Market Levels:
:
Swap Table:                         SWP12Y             SWP15Y            SWP20Y       SWP25Y      SWP30Y       SWP40Y
:                                    82.09              89.75             88.75        77.63       66.25        63.25
Report Generated:         Fri Jan 18 12:51:24 2002  (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_011702.cmo

                                       X8                 X9                X10

               100.375000            6.096              6.096             6.096
               100.406250            6.091              6.092             6.092
               100.437500            6.087              6.087             6.087
               100.468750            6.082              6.083             6.083
               100.500000            6.078              6.078             6.078
               100.531250            6.073              6.074             6.074
               100.562500            6.068              6.069             6.069
               100.593750            6.064              6.065             6.065
               100.625000            6.059              6.060             6.060

Ave Life                             9.148              9.213             9.238
Ave Cashflow                         7.521              7.566             7.583
Mod Dur                              6.823              6.861             6.875
Window                           5/09-8/11          1/10-8/11         5/10-8/11
Sprd/Avl                          125.9/av           125.0/av          124.6/av
Sprd/AvCf                         149.3/av           148.8/av          148.5/av
Sprd/Tsy                         128.0/9.0          128.1/9.0         128.1/9.0
SwapSpd                               52.4               51.7              51.4
Bond Loss                             0.00               0.00              0.00
Coll Loss                      16057623.30        32114389.78       40142160.64
Loss Pct.                            2.26%              4.52%             5.65%

X1:     Lockout YM only; 100% CPR
X2:     Lockout YM only; 0% CPR
X3:     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 1% CDR, 65% Recovery, 12 Month Lag
X4:     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 65% Recovery, 12 Month Lag
X5:     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 3% CDR, 65% Recovery, 12 Month Lag
X6:     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 4% CDR, 65% Recovery, 12 Month Lag
X7:     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 90% Recovery, 12 Month Lag
X8:     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 80% Recovery, 12 Month Lag
X9:     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 60% Recovery, 12 Month Lag
X10:    Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 50% Recovery, 12 Month Lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") was prepared solely by the Underwriter(s), is privilieged and confidential, is intended for use by the addressee only, and may not be provided to any third pary other than the adressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their invesment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained here in will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in this material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Deutsche Bank Securities CMO Model
Price/Yield Report

Bond ID:              GMAC02C1_011702_100CPR A5
Bond Name:            B (AA/Aa2 18.375%)

Original Balance:           29,285,000.00              Current Balance:             29,285,000.00
Original Coupon:                6.330000%              Current Coupon:                  6.330000%
Deal Description:            GMAC 2002-C1
Orig. Cutoff Date:               02/01/02              Dated Date                        02/01/02
Settlement Date:                 02/21/02              First Payment Date"               03/15/02

Market Levels:                     TSY03M       TSY06M         TSY01Y         TSY02Y         TSY05Y         TSY10Y         TSY30Y
:                                  1.7070       1.7070         1.7070         2.9260         4.2200         4.9420         5.4080
Swap Table:                        SWP01Y       SWP02Y         SWP03Y         SWP04Y         SWP05Y         SWP07Y         SWP10Y
:                                   42.28        42.28          76.11          81.13          70.24          80.40          70.75
Report Generated:     Fri Jan 18 12:51:24 2002  (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_011702.cmo

                                      X1           X2             X3            X4             X5             X6             X7

           100.375000               6.325        6.326          6.325          6.325          6.325          6.325          6.325
           100.406250               6.320        6.322          6.320          6.320          6.320          6.321          6.320
           100.437500               6.316        6.318          6.316          6.316          6.316          6.316          6.316
           100.468750               6.311        6.313          6.311          6.311          6.312          6.312          6.311
           100.500000               6.307        6.309          6.307          6.307          6.307          6.307          6.307
           100.531250               6.302        6.305          6.302          6.302          6.303          6.303          6.302
           100.562500               6.298        6.300          6.298          6.298          6.298          6.298          6.298
           100.593750               6.294        6.296          6.294          6.294          6.294          6.294          6.294
           100.625000               6.289        6.291          6.289          6.289          6.289          6.289          6.289

Ave Life                            9.483        9.733          9.483          9.485          9.503           9.52          9.483
Ave Cashflow                        7.715        7.889          7.715          7.716          7.729          7.741          7.715
Mod Dur                             6.938        7.071          6.938          6.939          6.949          6.958          6.938
Window                          8/11-8/11  11/11-11/11      8/11-8/11      8/11-9/11      8/11-9/11      8/11-9/11      8/11-8/11
Sprd/Avl                         144.0/av     140.5/av       144.0/av       143.9/av       143.7/av       143.5/av       144.0/av
Sprd/AvCf                        169.5/av     167.2/av       169.5/av       169.5/av       169.3/av       169.1/av       169.5/av
Sprd/Tsy                        143.7/9.5    143.9/9.5      143.7/9.5      143.7/9.5      143.7/9.5      143.7/9.5      143.7/9.5
SwapSpd                              71.5         68.9           71.5           71.5           71.3           71.2           71.5
Bond Loss                            0.00         0.00           0.00           0.00           0.00           0.00           0.00
Coll Loss                            0.00         0.00   144401373.94    28100322.46    41018337.80    53230183.39     8028879.58
Loss Pct.                           0.00%        0.00%          2.03%          3.96%          5.78%          7.50%          1.13%

Market Levels:
:
Swap Table:                         SWP12Y             SWP15Y            SWP20Y            SWP25Y      SWP30Y      SWP40Y
:                                    82.09              89.75             88.75             77.63       66.25       63.25
Report Generated:     Fri Jan 18 12:51:24 2002  (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_011702.cmo

                                       X8                X9                X10

           100.375000                6.325              6.325             6.325
           100.406250                6.320              6.320             6.321
           100.437500                6.316              6.316             6.316
           100.468750                6.311              6.311             6.312
           100.500000                6.307              6.307             6.307
           100.531250                6.302              6.303             6.303
           100.562500                6.298              6.298             6.298
           100.593750                6.294              6.294             6.294
           100.625000                6.289              6.289             6.289

Ave Life                             9.483              9.496             9.519
Ave Cashflow                         7.715              7.724              7.74
Mod Dur                              6.938              6.945             6.957
Window                           8/11-8/11          8/11-9/11         8/11-9/11
Sprd/Avl                          144.0/av           143.8/av          143.5/av
Sprd/AvCf                         169.5/av           169.4/av          169.2/av
Sprd/Tsy                         143.7/9.5          143.7/9.5         143.7/9.5
SwapSpd                               71.5               71.4              71.2
Bond Loss                             0.00               0.00              0.00
Coll Loss                      16057623.30        32114389.78       40142160.64
Loss Pct.                            2.26%              4.52%             5.65%

X1:       Lockout YM only; 100% CPR
X2:       Lockout YM only; 0% CPR
X3:       Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 1% CDR, 65% Recovery, 12 Month Lag
X4:       Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 65% Recovery, 12 Month Lag
X5:       Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 3% CDR, 65% Recovery, 12 Month Lag
X6:       Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 4% CDR, 65% Recovery, 12 Month Lag
X7:       Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 90% Recovery, 12 Month Lag
X8:       Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 80% Recovery, 12 Month Lag
X9:       Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 60% Recovery, 12 Month Lag
X10:      Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 50% Recovery, 12 Month Lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") was prepared solely by the Underwriter(s), is privilieged and confidential, is intended for use by the addressee only, and may not be provided to any third pary other than the adressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their invesment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained here in will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in this material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                           Deutsche Bank Securities CMO Model
                           Price / Yield Report

Bond Id                    GMAC02C1_011702_100CPR A6
Bond Name                  C (AA-/Aa3 17.000%)
Original Balance             9,761,000.00        Current Balance:   9,761,000.00
Original Coupon                 6.448000%        Current Coupon:       6.448000%
Deal Description             GMAC 2002-C1
Orig. Cutoff Date                  2/1/02
Settlement Date                   2/21/02

Market Levels                      TSY03M        TSY06M         TSY01Y         TSY02Y         TSY05Y         TSY10Y        TSY30Y
                                   1.7070        1.7070         1.7070         2.9260         4.2200         4.9420        5.4080
Swap Table                         SWP01Y        SWP02Y         SWP03Y         SWP04Y         SWP05Y         SWP07Y        SWP10Y
                                    42.28         42.28          76.11          81.13          70.24           80.4         70.75
Report Generated:
                                       X1            X2             X3             X4             X5             X6            X7
                100.375000          6.445         6.446          6.445          6.445          6.445          6.445         6.445
                100.406250          6.440         6.442          6.441          6.441          6.441          6.441         6.440
                100.437500          6.436         6.438          6.436          6.436          6.436          6.436         6.434
                100.468750          6.431         6.433          6.432          6.432          6.432          6.432         6.431
               *100.500000          6.427         6.429          6.427          6.428          6.428          6.428         6.427
                100.531250          6.422         6.424          6.423          6.423          6.423          6.423         6.422
                100.562500          6.418         6.420          6.418          6.419          6.419          6.419         6.418
                100.593750          6.413         6.416          6.414          6.414          6.414          6.414         6.413
                100.625000          6.409         6.411          6.409          6.410          6.410          6.410         6.409

Ave Life                            9.483         9.733          9.516          9.567          9.567          9.567         9.483
Ave Cashflow                        7.695         7.868          7.717          7.753          7.753          7.753         7.695
Mod Dur                             6.900         7.031          6.917          6.944          6.944          6.944         6.900
Window                          8/11-8/11   11/11-11/11      8/11-9/11      9/11-9/11      9/11-9/11      9/11-9/11     8/11-8/11
Sprd/Avl                         155.9/av      152.5/av       155.5/av       154.8/av       154.8/av       154.8/av      155.9/av
Sprd/AvCf                        181.8/av      179.5/av       181.5/av       181.0/av       181.0/av       181.0/av      181.8/av
Sprd/Tsy                        155.7/9.5     155.9/9.5      155.7/9.5      155.8/9.5      155.8/9.5      155.8/9.5     155.7/9.5
SwapSpd                              83.5          80.9           83.2           82.7           82.7           82.7          83.5
Bond Loss                            0.00          0.00           0.00           0.00           0.00              0          0.00
Coll Loss                            0.00          0.00    14440137.94    28100322.46    41018337.80    53230183.39    8028879.58
Loss Pct                            0.00%         0.00%          2.03%          3.96%          5.78%          7.50%         1.13%

Market Levels

Swap Table                            SWP12Y         SWP15Y         SWP20Y    SWP25Y     SWP30Y     SWP40Y
                                       82.09          89.75          88.75     77.63      66.25      63.25
Report Generated:
                                          X8             X9            X10
                100.375000             6.445          6.445          6.445
                100.406250             6.440          6.441          6.441
                100.437500             6.436          6.436          6.436
                100.468750             6.431          6.432          6.432
               *100.500000             6.427          6.428          6.428
                100.531250             6.422          6.423          6.423
                100.562500             6.418          6.419          6.419
                100.593750             6.413          6.414          6.414
                100.625000             6.409          6.410          6.410

Ave Life                               9.483          9.567          9.567
Ave Cashflow                           7.695          7.753          7.753
Mod Dur                                6.900          6.944          6.944
Window                             8/11-8/11      9/11-9/11      9/11-9/11
Sprd/Avl                            155.9/av       154.8/av       154.8/av
Sprd/AvCf                           181.8/av        181./av       181.0/av
Sprd/Tsy                           155.7/9.5      155.8/9.5      155.8/9.5
SwapSpd                                 83.5           82.7           82.7
Bond Loss                               0.00           0.00           0.00
Coll Loss                        16057623.30    32114389.78    40142160.64
Loss Pct                               2.26%          4.52%          5.65%

X1      Lockout YM only; 100% CPR
X2      Lockout YM only; 0% CPR
X3      Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 1% CDR, 65% Recovery, 12 Month Lag
X4      Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 65% Recovery, 12 Month Lag
X5      Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 3% CDR, 65% Recovery, 12 Month Lag
X6      Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 4% CDR, 65% Recovery, 12 Month Lag
X7      Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 90% Recovery, 12 Month Lag
X8      Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 80% Recovery, 12 Month Lag
X9      Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 60% Recovery, 12 Month Lag
X10     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 50% Recovery, 12 Month Lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") was prepared solely by the Underwriter(s), is privilieged and confidential, is intended for use by the addressee only, and may not be provided to any third pary other than the adressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their invesment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained here in will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in this material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                           Deutsche Bank Securities CMO Model
                           Price / Yield Report

Bond Id                    GMAC02C1_011702_100CPR A7
Bond Name                  D (A/A2 14.750%)
Original Balance              15,974,000.00      Current Balance:  15,974,000.00
Original Coupon                   6.576000%      Current Coupon:       6.576000%
Deal Description               GMAC 2002-C1
Orig. Cutoff Date                    2/1/02
Settlement Date                     2/21/02

Market Levels                        TSY03M     TSY06M        TSY01Y         TSY02Y         TSY05Y         TSY10Y        TSY30Y
                                     1.7070     1.7070        1.7070         2.9260         4.2200         4.9400        5.4080
Swap Table                           SWP01Y     SWP02Y        SWP03Y         SWP04Y         SWP05Y         SWP07Y        SWP10Y
                                      42.28      42.28         76.11          81.13          70.24           80.4         70.75
Report Generated:
                                         X1         X2            X3             X4             X5             X6            X7
                100.375000            6.575      6.577         6.594          6.576          6.576          6.576         6.575
                100.406250            6.571      6.572         6.571          6.571          6.571          6.571         6.571
                100.437500            6.566      6.568         6.567          6.567          6.567          6.567         6.566
                100.468750            6.562      6.563         6.562          6.562          6.562          6.562         6.562
               *100.500000            6.558      6.559         6.558          6.558          6.558          6.558         6.557
                100.531250            6.553      6.555         6.553          6.553          6.533          6.553         6.553
                100.562500            6.549      6.550         6.549          6.549          6.549          6.549         6.548
                100.593750            6.544      6.546         6.544          6.544          6.544          6.544         6.544
                100.625000            6.540      6.541         6.540          6.540          6.540          6.540         6.539

Ave Life                              9.550      9.733         9.567          9.567          9.567          9.567         9.519
Ave Cashflow                          7.719      7.845         7.730          7.730          7.730          7.730         7.697
Mod Dur                               6.894      6.988         6.902          6.902          6.902          6.902         6.877
Window                            8/11-9/11 11/11-11/11    9/11-9/11      9/11-9/11      9/11-9/11      9/11-9/11     8/11-9/11
Sprd/Avl                           168.1/av   165.5/av      167.8/av       167.8/av       167.8/av       167.8/av      168.5/av
Sprd/AvCf                          194.5/av   192.8/av      194.3/av       194.3/av       194.3/av       194.3/av      194.8/av
Sprd/Tsy                          168.8/9.5  168.9/9.5     168.8/9.5      168.8/9.5      168.8/9.5      168.8/9.5     168.7/9.5
SwapSpd                                95.9       93.9          95.7           95.7           95.7           95.7          96.2
Bond Loss                              0.00       0.00          0.00           0.00           0.00              0          0.00
Coll Loss                              0.00       0.00   14440137.94    28100322.46    41018337.80    53230183.39    8028879.58
Loss Pct                              0.00%      0.00%         2.03%          3.96%          5.78%          7.50%         1.13%

Market Levels

Swap Table                             SWP12Y          SWP15Y         SWP20Y     SWP25Y     SWP30Y    SWP40Y
                                        82.09           89.75          88.75      77.63      66.25     63.25
Report Generated:
                                           X8              X9            X10
                100.375000              5.576           6.576          6.576
                100.406250              6.571           6.571          6.571
                100.437500              6.567           6.567          6.567
                100.468750              6.562           6.562          6.562
               *100.500000              6.558           6.558          6.558
                100.531250              6.553           6.553          6.553
                100.562500              6.549           6.549          6.549
                100.593750              6.544           6.544          6.544
                100.625000              6.540           6.540          6.540

Ave Life                                9.560           9.567          9.567
Ave Cashflow                            7.726           7.730          7.730
Mod Dur                                 6.899           6.902          6.602
Window                              8/11-9/11       9/11-9/11      9/11-9/11
Sprd/Avl                             167.9/av        167.8/av       167.8/av
Sprd/AvCf                            194.4/av        194.3/av       194.3/av
Sprd/Tsy                            168.8/9.5       168.8/9.5      168.8/9.5
SwapSpd                                  95.8            95.7           95.7
Bond Loss                                0.00            0.00           0.00
Coll Loss                         16057623.30     32114389.78    40142160.64
Loss Pct                                2.26%           4.52%          5.65%


X1     Lockout YM only; 100% CPR
X2     Lockout YM only; 0% CPR
X3     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 1% CDR, 65% Recovery, 12 Month Lag
X4     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 65% Recovery, 12 Month Lag
X5     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 3% CDR, 65% Recovery, 12 Month Lag
X6     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 4% CDR, 65% Recovery, 12 Month Lag
X7     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 90% Recovery, 12 Month Lag
X8     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 80% Recovery, 12 Month Lag
X9     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 60% Recovery, 12 Month Lag
X10    Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 50% Recovery, 12 Month Lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") was prepared solely by the Underwriter(s), is privilieged and confidential, is intended for use by the addressee only, and may not be provided to any third pary other than the adressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their invesment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained here in will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in this material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                           Deutsche Bank Securities CMO Model
                           Price / Yield Report

Bond Id                    GMAC02C1_011702_100CPR A8
Bond Name                  E (A-/A3 13.500%)
Original Balance             8,874,000.00        Current Balance:   8,874,000.00
Original Coupon                 6.694000%        Current Coupon:       6.694000%
Deal Description            GMAC 2002-C1
Orig. Cutoff Date                  2/1/02
Settlement Date                   2/21/02

Market Levels                      TSY03M         TSY06M         TSY01Y         TSY02Y         TSY05Y         TSY10Y       TSY30Y
                                   1.7070         1.7070         1.7070         2.9260         4.2200         4.9420       5.4080
Swap Table                         SWP01Y         SWP02Y         SWP03Y         SWP04Y         SWP05Y         SWP07Y       SWP10Y
                                    42.28          42.28          76.11          81.13          70.24           80.4        70.75
Report Generated:
                                       X1             X2             X3             X4             X5             X6           X7
                100.375000          6.696          6.697          6.696          6.696          6.696          6.696        6.696
                100.406250          6.691          6.692          6.691          6.691          6.691          6.691        6.691
                100.437500          6.687          6.688          6.687          6.687          6.687          6.687        6.687
                100.468750          6.682          6.683          6.682          6.682          6.682          6.682        6.682
               *100.500000          6.678          6.679          6.678          6.678          6.678          6.678        6.678
                100.531250          6.673          6.675          6.673          6.673          6.673          6.673        6.673
                100.562500          6.669          6.670          6.669          6.669          6.669          6.669        6.669
                100.593750          6.664          6.666          6.664          6.664          6.664          6.664        6.664
                100.625000          6.660          6.661          6.660          6.660          6.660          6.660        6.660

Ave Life                            9.567          9.733          9.567          9.567          9.567          9.567        9.567
Ave Cashflow                        7.710          7.825          7.710          7.710          7.710          7.710        7.710
Mod Dur                             6.864          6.949          6.864          6.864          6.864          6.864        6.864
Window                          9/11-9/11    11/11-11/11      9/11-9/11      9/11-9/11      9/11-9/11      9/11-9/11    9/11-9/11
Sprd/Avl                         179.8/av       177.6/av       179.8/av       179.8/av       179.8/av       179.8/av     179.8/av
Sprd/AvCf                        206.6/av       205.1/av       206.6/av       206.6/av        206./av       206.6/av     206.6/av
Sprd/Tsy                        180.8/9.5      180.9/9.5      180.8/9.5      180.8/9.5      180.8/9.5      180.8/9.5    180.8/9.5
SwapSpd                             107.7          105.9          107.7          107.7          107.7          107.7        107.7
Bond Loss                            0.00           0.00           0.00           0.00           0.00              0         0.00
Coll Loss                            0.00           0.00    14440137.94    28100322.46    41018337.80    53230183.39   8028879.58
Loss Pct                            0.00%          0.00%          2.03%          3.96%          5.78%          7.50%        1.13%

Market Levels

Swap Table                              SWP12Y         SWP15Y         SWP20Y     SWP25Y    SWP30Y     SWP40Y
                                         82.09          89.75          88.75      76.63     66.25      63.25
Report Generated:
                                            X8             X9            X10
                100.375000               6.696          6.696          6.696
                100.406250               6.691          6.691          6.691
                100.437500               6.687          6.687          6.687
                100.468750               6.682          6.682          6.682
               *100.500000               6.678          6.678          6.678
                100.531250               6.673          6.673          6.673
                100.562500               6.669          6.669          6.669
                100.593750               6.664          6.664          6.664
                100.625000               6.660          6.660          6.660

Ave Life                                 9.567          9.567          9.567
Ave Cashflow                             7.710          7.710          7.710
Mod Dur                                  6.864          6.864          6.864
Window                               9/11-9/11      9/11-9/11      9/11-9/11
Sprd/Avl                              179.8/av       179.8/av       179.8/av
Sprd/AvCf                             206.6/av       206.6/av       206.6/av
Sprd/Tsy                             180.8/9.5      180.8/9.5      180.8/9.5
SwapSpd                                  107.7          107.7          107.7
Bond Loss                                 0.00           0.00           0.00
Coll Loss                          16057623.30    32114389.78    40142160.64
Loss Pct                                 2.26%          4.52%          5.65%


X1     Lockout YM only; 100% CPR
X2     Lockout YM only; 0% CPR
X3     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 1% CDR, 65% Recovery, 12 Month Lag
X4     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 65% Recovery, 12 Month Lag
X5     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 3% CDR, 65% Recovery, 12 Month Lag
X6     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 4% CDR, 65% Recovery, 12 Month Lag
X7     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 90% Recovery, 12 Month Lag
X8     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 80% Recovery, 12 Month Lag
X9     Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 60% Recovery, 12 Month Lag
X10    Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 50% Recovery, 12 Month Lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") was prepared solely by the Underwriter(s), is privilieged and confidential, is intended for use by the addressee only, and may not be provided to any third pary other than the adressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their invesment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained here in will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in this material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE A1
Bond Name           : A1 (AAA/Aaa 22.500%)
Original Balance    : 144,484,000.00                                 Current Balance     : 144,484,000.00
Original Coupon     : 5.785000  %                                    Current Coupon      : 5.785000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:41 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
   99.936623        5.820
   99.999123        5.807
  100.061623        5.793
  100.124123        5.780
  100.186623        5.766
* 100.249123        5.753
  100.311623        5.740
  100.374123        5.726
  100.436623        5.713
  100.499123        5.699
  100.561623        5.686

Ave Life            5.700
Ave Cashflow        5.128
Mod Dur             4.634
Window          3/02-3/11
Sprd/Avl         122.7/av
Sprd/AvCf        130.2/av
Sprd/Tsy       125.3/5.5
SwapSpd              49.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE A10
Bond Name           : G (BBB/Baa2 10.250%)
Original Balance    : 10,651,000.00                                  Current Balance     : 10,651,000.00
Original Coupon     : 6.971000  %                                    Current Coupon      : 6.971000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:41 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
   99.681631        7.080
   99.744131        7.071
   99.806631        7.062
   99.869131        7.053
   99.931631        7.044
*  99.994131        7.035
  100.056631        7.026
  100.119131        7.017
  100.181631        7.007
  100.244131        6.998
  100.306631        6.989

Ave Life            9.778
Ave Cashflow        7.822
Mod Dur             6.891
Window        11/11-11/11
Sprd/Avl         197.5/av
Sprd/AvCf        223.1/av
Sprd/Tsy       194.6/10.0
SwapSpd             125.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE A11
Bond Type           :  WAC
Bond Name           : H (BBB-/Baa3 9.000%)
Original Balance    : 8,876,000.00                                   Current Balance     : 8,876,000.00
Original Coupon     : 7.211295  %                                    Current Coupon      : 7.211295  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:42 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
   99.679708        7.431
   99.742208        7.422
   99.804708        7.412
   99.867208        7.403
   99.929708        7.394
*  99.992208        7.385
  100.054708        7.375
  100.117208        7.366
  100.179708        7.357
  100.242208        7.348
  100.304708        7.339

Ave Life            9.778
Ave Cashflow        7.764
Mod Dur             6.779
Window        11/11-11/11
Sprd/Avl         232.5/av
Sprd/AvCf        258.8/av
Sprd/Tsy       229.6/10.0
SwapSpd             160.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE A5
Bond Name           : B (AA/Aa2 18.375%)
Original Balance    : 29,290,000.00                                  Current Balance     : 29,290,000.00
Original Coupon     : 6.453000  %                                    Current Coupon      : 6.453000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:41 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
  100.185926        6.479
  100.248426        6.470
  100.310926        6.461
  100.373426        6.452
  100.435926        6.443
* 100.498426        6.435
  100.560926        6.426
  100.623426        6.417
  100.685926        6.408
  100.748426        6.400
  100.810926        6.391

Ave Life            9.778
Ave Cashflow        7.911
Mod Dur             7.072
Window        11/11-11/11
Sprd/Avl         137.5/av
Sprd/AvCf        161.9/av
Sprd/Tsy       134.6/10.0
SwapSpd              65.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE A6
Bond Name           : C (AA-/Aa3 17.000%)
Original Balance    : 9,763,000.00                                   Current Balance     : 9,763,000.00
Original Coupon     : 6.551000  %                                    Current Coupon      : 6.551000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:41 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
  100.183448        6.579
  100.245948        6.570
  100.308448        6.561
  100.370948        6.552
  100.433448        6.543
* 100.495948        6.535
  100.558448        6.526
  100.620948        6.517
  100.683448        6.508
  100.745948        6.499
  100.808448        6.491

Ave Life            9.778
Ave Cashflow        7.894
Mod Dur             7.040
Window        11/11-11/11
Sprd/Avl         147.5/av
Sprd/AvCf        172.2/av
Sprd/Tsy       144.6/10.0
SwapSpd              75.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE A7
Bond Name           : D (A/A2 14.750%)
Original Balance    : 15,977,000.00                                  Current Balance     : 15,977,000.00
Original Coupon     : 6.659000  %                                    Current Coupon      : 6.659000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:41 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
  100.182463        6.689
  100.244963        6.680
  100.307463        6.671
  100.369963        6.662
  100.432463        6.653
* 100.494963        6.645
  100.557463        6.636
  100.619963        6.627
  100.682463        6.618
  100.744963        6.609
  100.807463        6.600

Ave Life            9.778
Ave Cashflow        7.875
Mod Dur             7.004
Window        11/11-11/11
Sprd/Avl         158.5/av
Sprd/AvCf        183.4/av
Sprd/Tsy       155.6/10.0
SwapSpd              86.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE A8
Bond Name           : E (A-/A3 13.500%)
Original Balance    : 8,875,000.00                                   Current Balance     : 8,875,000.00
Original Coupon     : 6.787000  %                                    Current Coupon      : 6.787000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:41 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
  100.184281        6.819
  100.246781        6.810
  100.309281        6.801
  100.371781        6.792
  100.434281        6.784
* 100.496781        6.775
  100.559281        6.766
  100.621781        6.757
  100.684281        6.748
  100.746781        6.739
  100.809281        6.730

Ave Life            9.778
Ave Cashflow        7.853
Mod Dur             6.961
Window        11/11-11/11
Sprd/Avl         171.5/av
Sprd/AvCf        196.7/av
Sprd/Tsy       168.6/10.0
SwapSpd              99.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE A9
Bond Name           : F (BBB+/Baa1 11.750%)
Original Balance    : 12,426,000.00                                  Current Balance     : 12,426,000.00
Original Coupon     : 6.944000  %                                    Current Coupon      : 6.944000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:41 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
  100.183237        6.980
  100.245737        6.971
  100.308237        6.962
  100.370737        6.953
  100.433237        6.944
* 100.495737        6.935
  100.558237        6.926
  100.620737        6.917
  100.683237        6.908
  100.745737        6.899
  100.808237        6.890

Ave Life            9.778
Ave Cashflow        7.827
Mod Dur             6.910
Window        11/11-11/11
Sprd/Avl         187.5/av
Sprd/AvCf        213.0/av
Sprd/Tsy       184.6/10.0
SwapSpd             115.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE AC
Bond Name           : A2 (AAA/Aaa 22.500%)
Original Balance    : 405,810,000.00                                 Current Balance     : 405,810,000.00
Original Coupon     : 6.278000  %                                    Current Coupon      : 6.278000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:41 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
  100.185494        6.299
  100.247994        6.290
  100.310494        6.281
  100.372994        6.273
  100.435494        6.264
* 100.497994        6.255
  100.560494        6.246
  100.622994        6.237
  100.685494        6.228
  100.747994        6.219
  100.810494        6.210

Ave Life            9.516
Ave Cashflow        7.761
Mod Dur             6.992
Window         3/11-11/11
Sprd/Avl         122.9/av
Sprd/AvCf        145.9/av
Sprd/Tsy       123.1/9.5
SwapSpd              49.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE B1
Bond Name           : J (BB+/Ba1 7.000%)
Original Balance    : 14,201,000.00                                  Current Balance     : 14,201,000.00
Original Coupon     : 6.089000  %                                    Current Coupon      : 6.089000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:41 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
   74.617516       10.373
   74.680016       10.360
   74.742516       10.348
   74.805016       10.335
   74.867516       10.322
*  74.930016       10.310
   74.992516       10.297
   75.055016       10.285
   75.117516       10.272
   75.180016       10.260
   75.242516       10.247

Ave Life            9.778
Ave Cashflow        7.977
Mod Dur             6.622
Window        11/11-11/11
Sprd/Avl         525.0/av
Sprd/AvCf        548.6/av
Sprd/Tsy       522.1/10.0
SwapSpd             452.5
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE B2
Bond Name           : K (BB/Ba2 5.250%)
Original Balance    : 12,426,000.00                                  Current Balance     : 12,426,000.00
Original Coupon     : 6.089000  %                                    Current Coupon      : 6.089000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:41 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
   72.086888       10.882
   72.149388       10.868
   72.211888       10.855
   72.274388       10.842
   72.336888       10.829
*  72.399388       10.816
   72.461888       10.803
   72.524388       10.790
   72.586888       10.777
   72.649388       10.763
   72.711888       10.750

Ave Life            9.823
Ave Cashflow        8.009
Mod Dur             6.571
Window        11/11-12/11
Sprd/Avl         575.0/av
Sprd/AvCf        598.8/av
Sprd/Tsy       572.7/10.0
SwapSpd             502.8
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE B3
Bond Name           : L (BB-/Ba3 4.500%)
Original Balance    : 5,326,000.00                                   Current Balance     : 5,326,000.00
Original Coupon     : 6.089000  %                                    Current Coupon      : 6.089000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:42 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
   66.355950       12.144
   66.418450       12.129
   66.480950       12.115
   66.543450       12.100
   66.605950       12.085
*  66.668450       12.071
   66.730950       12.056
   66.793450       12.042
   66.855950       12.027
   66.918450       12.013
   66.980950       11.998

Ave Life            9.861
Ave Cashflow        8.035
Mod Dur             6.411
Window        12/11-12/11
Sprd/Avl         700.0/av
Sprd/AvCf        723.9/av
Sprd/Tsy       698.2/10.0
SwapSpd             628.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE B4
Bond Name           : M (B+/B1 3.750%)
Original Balance    : 5,325,000.00                                   Current Balance     : 5,325,000.00
Original Coupon     : 6.089000  %                                    Current Coupon      : 6.089000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:42 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
   56.723377       14.661
   56.785877       14.643
   56.848377       14.625
   56.910877       14.607
   56.973377       14.589
*  57.035877       14.571
   57.098377       14.553
   57.160877       14.535
   57.223377       14.517
   57.285877       14.499
   57.348377       14.481

Ave Life            9.861
Ave Cashflow        8.035
Mod Dur             6.060
Window        12/11-12/11
Sprd/Avl         950.0/av
Sprd/AvCf        973.9/av
Sprd/Tsy       948.2/10.0
SwapSpd             878.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE B5
Bond Name           : N (B/B2 2.625%)
Original Balance    : 7,988,000.00                                   Current Balance     : 7,988,000.00
Original Coupon     : 6.089000  %                                    Current Coupon      : 6.089000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:42 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
   55.028913       15.165
   55.091413       15.146
   55.153913       15.127
   55.216413       15.109
   55.278913       15.090
*  55.341413       15.071
   55.403913       15.052
   55.466413       15.033
   55.528913       15.014
   55.591413       14.996
   55.653913       14.977

Ave Life            9.861
Ave Cashflow        8.035
Mod Dur             5.989
Window        12/11-12/11
Sprd/Avl        1000.0/av
Sprd/AvCf       1023.9/av
Sprd/Tsy       998.2/10.0
SwapSpd             928.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE B6
Bond Name           : O (B-/B3 2.125%)
Original Balance    : 3,551,000.00                                   Current Balance     : 3,551,000.00
Original Coupon     : 6.089000  %                                    Current Coupon      : 6.089000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:42 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
   46.731639       17.990
   46.794139       17.966
   46.856639       17.942
   46.919139       17.918
   46.981639       17.895
*  47.044139       17.871
   47.106639       17.847
   47.169139       17.824
   47.231639       17.800
   47.294139       17.776
   47.356639       17.753

Ave Life            9.861
Ave Cashflow        8.035
Mod Dur             5.598
Window        12/11-12/11
Sprd/Avl        1280.0/av
Sprd/AvCf       1303.9/av
Sprd/Tsy      1278.2/10.0
SwapSpd            1208.0
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE B8
Bond Name           : P (UR 0.000%)
Original Balance    : 15,088,789.00                                  Current Balance     : 15,088,789.00
Original Coupon     : 6.089000  %                                    Current Coupon      : 6.089000  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:42 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
   24.338717       30.330
   24.401217       30.264
   24.463717       30.197
   24.526217       30.131
   24.588717       30.065
*  24.651217       30.000
   24.713717       29.935
   24.776217       29.870
   24.838717       29.805
   24.901217       29.741
   24.963717       29.677

Ave Life           12.527
Ave Cashflow       10.096
Mod Dur             3.872
Window         12/11-1/26
Sprd/Avl        2485.9/av
Sprd/AvCf       2490.9/av
Sprd/Tsy      2485.9/12.5
SwapSpd            2408.6
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE X1
Bond Type           :  WACIO
Bond Name           : X1
Original Balance    : 710,057,789.00                                 Current Balance     : 710,057,789.00
Original Coupon     : 0.538265  %                                    Current Coupon      : 0.538265  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:58:11 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                    100.0          0.0
    3.106558       12.978       13.509
    3.169058       12.464       13.000
    3.231558       11.966       12.508
    3.294058       11.484       12.030
    3.356558       11.015       11.566
*   3.419058       10.560       11.115
    3.481558       10.117       10.678
    3.544058        9.687       10.252
    3.606558        9.268        9.838
    3.669058        8.861        9.434
    3.731558        8.463        9.041

Ave Life            8.630        8.809
Ave Cashflow        5.137        5.270
Mod Dur             4.067        4.110
Window          3/02-2/12    3/02-3/12
Sprd/Avl         565.0/av     618.2/av
Sprd/AvCf        610.8/av     664.6/av
Sprd/Tsy       566.7/8.5    615.7/9.0
SwapSpd             487.8        541.3
Bond Loss            0.00         0.00
Coll Loss            0.00         0.00
Loss Pct            0.00%        0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report

Bond Id             : GMAC_02C1_PRICE X2
Bond Type           :  WACIO
Bond Name           : X2
Original Balance    : 416,382,000.00                                 Current Balance     : 416,382,000.00
Original Coupon     : 0.891418  %                                    Current Coupon      : 0.891418  %
Deal Description    : GMAC 2002-C1
Orig. Cutoff Date   : 2/1/02                                         Dated Date          : 2/1/02
Settlement Date     : 2/5/02                                         First Payment Date  : 3/15/02
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                    : 1.8210   1.8210   1.8210   3.1990   4.4340   5.0890   5.5020
Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
                    :  35.25    35.25    68.98    76.37    67.25    76.50    78.93    76.75    71.25    81.17    88.50    87.25
                      SWP25Y   SWP30Y   SWP40Y
                       76.25    65.00    62.00
Report Generated    : Fri Jan 25 13:56:42 2002 (v.4.77) /home/emikus/deals/cmbs/gmac02c1/gmac02c1_012502a.cmo

                      0.0
    5.342926        7.940
    5.405426        7.569
    5.467926        7.205
    5.530426        6.847
    5.592926        6.495
*   5.655426        6.150
    5.717926        5.810
    5.780426        5.475
    5.842926        5.146
    5.905426        4.822
    5.967926        4.503

Ave Life            7.028
Ave Cashflow        3.562
Mod Dur             3.217
Window          2/09-2/09
Sprd/Avl         145.0/av
Sprd/AvCf        230.8/av
Sprd/Tsy       145.4/7.0
SwapSpd              66.1
Bond Loss            0.00
Coll Loss            0.00
Loss Pct            0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bond_Id             A2 (AAA/Aaa 22.500%)
Bond_Type
Original_Bal                   405810000
Coupon                             6.278
Trader_Descrip      A2 (AAA/Aaa 22.500%)
Prepay              0.0CPR
Per                                    PmtDate           Balance             Interest                Principal         PrepayPen
                  0                     0             405,810,000.00                   -                   -               -
                  1              20020315             405,810,000.00        2,123,062.65                   -               -
                  2              20020415             405,810,000.00        2,123,062.65                   -               -
                  3              20020515             405,810,000.00        2,123,062.65                   -               -
                  4              20020615             405,810,000.00        2,123,062.65                   -               -
                  5              20020715             405,810,000.00        2,123,062.65                   -               -
                  6              20020815             405,810,000.00        2,123,062.65                   -               -
                  7              20020915             405,810,000.00        2,123,062.65                   -               -
                  8              20021015             405,810,000.00        2,123,062.65                   -               -
                  9              20021115             405,810,000.00        2,123,062.65                   -               -
                 10              20021215             405,810,000.00        2,123,062.65                   -               -
                 11              20030115             405,810,000.00        2,123,062.65                   -               -
                 12              20030215             405,810,000.00        2,123,062.65                   -               -
                 13              20030315             405,810,000.00        2,123,062.65                   -               -
                 14              20030415             405,810,000.00        2,123,062.65                   -               -
                 15              20030515             405,810,000.00        2,123,062.65                   -               -
                 16              20030615             405,810,000.00        2,123,062.65                   -               -
                 17              20030715             405,810,000.00        2,123,062.65                   -               -
                 18              20030815             405,810,000.00        2,123,062.65                   -               -
                 19              20030915             405,810,000.00        2,123,062.65                   -               -
                 20              20031015             405,810,000.00        2,123,062.65                   -               -
                 21              20031115             405,810,000.00        2,123,062.65                   -               -
                 22              20031215             405,810,000.00        2,123,062.65                   -               -
                 23              20040115             405,810,000.00        2,123,062.65                   -               -
                 24              20040215             405,810,000.00        2,123,062.65                   -               -
                 25              20040315             405,810,000.00        2,123,062.65                   -               -
                 26              20040415             405,810,000.00        2,123,062.65                   -               -
                 27              20040515             405,810,000.00        2,123,062.65                   -               -
                 28              20040615             405,810,000.00        2,123,062.65                   -               -
                 29              20040715             405,810,000.00        2,123,062.65                   -               -
                 30              20040815             405,810,000.00        2,123,062.65                   -               -
                 31              20040915             405,810,000.00        2,123,062.65                   -               -
                 32              20041015             405,810,000.00        2,123,062.65                   -               -
                 33              20041115             405,810,000.00        2,123,062.65                   -               -
                 34              20041215             405,810,000.00        2,123,062.65                   -               -
                 35              20050115             405,810,000.00        2,123,062.65                   -               -
                 36              20050215             405,810,000.00        2,123,062.65                   -               -
                 37              20050315             405,810,000.00        2,123,062.65                   -               -
                 38              20050415             405,810,000.00        2,123,062.65                   -               -
                 39              20050515             405,810,000.00        2,123,062.65                   -               -
                 40              20050615             405,810,000.00        2,123,062.65                   -               -
                 41              20050715             405,810,000.00        2,123,062.65                   -               -
                 42              20050815             405,810,000.00        2,123,062.65                   -               -
                 43              20050915             405,810,000.00        2,123,062.65                   -               -
                 44              20051015             405,810,000.00        2,123,062.65                   -               -
                 45              20051115             405,810,000.00        2,123,062.65                   -               -
                 46              20051215             405,810,000.00        2,123,062.65                   -               -
                 47              20060115             405,810,000.00        2,123,062.65                   -               -
                 48              20060215             405,810,000.00        2,123,062.65                   -               -
                 49              20060315             405,810,000.00        2,123,062.65                   -               -
                 50              20060415             405,810,000.00        2,123,062.65                   -               -
                 51              20060515             405,810,000.00        2,123,062.65                   -               -
                 52              20060615             405,810,000.00        2,123,062.65                   -               -
                 53              20060715             405,810,000.00        2,123,062.65                   -               -
                 54              20060815             405,810,000.00        2,123,062.65                   -               -
                 55              20060915             405,810,000.00        2,123,062.65                   -               -
                 56              20061015             405,810,000.00        2,123,062.65                   -               -
                 57              20061115             405,810,000.00        2,123,062.65                   -               -
                 58              20061215             405,810,000.00        2,123,062.65                   -               -
                 59              20070115             405,810,000.00        2,123,062.65                   -               -
                 60              20070215             405,810,000.00        2,123,062.65                   -               -
                 61              20070315             405,810,000.00        2,123,062.65                   -               -
                 62              20070415             405,810,000.00        2,123,062.65                   -               -
                 63              20070515             405,810,000.00        2,123,062.65                   -               -
                 64              20070615             405,810,000.00        2,123,062.65                   -               -
                 65              20070715             405,810,000.00        2,123,062.65                   -               -
                 66              20070815             405,810,000.00        2,123,062.65                   -               -
                 67              20070915             405,810,000.00        2,123,062.65                   -               -
                 68              20071015             405,810,000.00        2,123,062.65                   -               -
                 69              20071115             405,810,000.00        2,123,062.65                   -               -
                 70              20071215             405,810,000.00        2,123,062.65                   -               -
                 71              20080115             405,810,000.00        2,123,062.65                   -               -
                 72              20080215             405,810,000.00        2,123,062.65                   -               -
                 73              20080315             405,810,000.00        2,123,062.65                   -               -
                 74              20080415             405,810,000.00        2,123,062.65                   -               -
                 75              20080515             405,810,000.00        2,123,062.65                   -               -
                 76              20080615             405,810,000.00        2,123,062.65                   -               -
                 77              20080715             405,810,000.00        2,123,062.65                   -               -
                 78              20080815             405,810,000.00        2,123,062.65                   -               -
                 79              20080915             405,810,000.00        2,123,062.65                   -               -
                 80              20081015             405,810,000.00        2,123,062.65                   -               -
                 81              20081115             405,810,000.00        2,123,062.65                   -               -
                 82              20081215             405,810,000.00        2,123,062.65                   -               -
                 83              20090115             405,810,000.00        2,123,062.65                   -               -
                 84              20090215             405,810,000.00        2,123,062.65                   -               -
                 85              20090315             405,810,000.00        2,123,062.65                   -               -
                 86              20090415             405,810,000.00        2,123,062.65                   -               -
                 87              20090515             405,810,000.00        2,123,062.65                   -               -
                 88              20090615             405,810,000.00        2,123,062.65                   -               -
                 89              20090715             405,810,000.00        2,123,062.65                   -               -
                 90              20090815             405,810,000.00        2,123,062.65                   -               -
                 91              20090915             405,810,000.00        2,123,062.65                   -               -
                 92              20091015             405,810,000.00        2,123,062.65                   -               -
                 93              20091115             405,810,000.00        2,123,062.65                   -               -
                 94              20091215             405,810,000.00        2,123,062.65                   -               -
                 95              20100115             405,810,000.00        2,123,062.65                   -               -
                 96              20100215             405,810,000.00        2,123,062.65                   -               -
                 97              20100315             405,810,000.00        2,123,062.65                   -               -
                 98              20100415             405,810,000.00        2,123,062.65                   -               -
                 99              20100515             405,810,000.00        2,123,062.65                   -               -
                100              20100615             405,810,000.00        2,123,062.65                   -               -
                101              20100715             405,810,000.00        2,123,062.65                   -               -
                102              20100815             405,810,000.00        2,123,062.65                   -               -
                103              20100915             405,810,000.00        2,123,062.65                   -               -
                104              20101015             405,810,000.00        2,123,062.65                   -               -
                105              20101115             405,810,000.00        2,123,062.65                   -               -
                106              20101215             405,810,000.00        2,123,062.65                   -               -
                107              20110115             405,810,000.00        2,123,062.65                   -               -
                108              20110215             405,810,000.00        2,123,062.65                   -               -
                109              20110315             380,511,435.71        2,123,062.65       25,298,564.29               -
                110              20110415             367,941,219.47        1,990,708.99       12,570,216.24               -
                111              20110515             358,975,017.22        1,924,945.81        8,966,202.25               -
                112              20110615             325,325,791.95        1,878,037.63       33,649,225.27               -
                113              20110715             270,926,706.27        1,701,996.10       54,399,085.68               -
                114              20110815             162,854,166.41        1,417,398.22      108,072,539.86               -
                115              20110915              84,784,758.27          851,998.71       78,069,408.14               -
                116              20111015              21,276,370.88          443,565.59       63,508,387.39               -
                117              20111115                          -          111,310.88       21,276,370.88               -
                118              20111215                          -                   -                   -               -
                119              20120115                          -                   -                   -               -
                120              20120215                          -                   -                   -               -
                121              20120315                          -                   -                   -               -
                122              20120415                          -                   -                   -               -
                123              20120515                          -                   -                   -               -
                124              20120615                          -                   -                   -               -
                125              20120715                          -                   -                   -               -
                126              20120815                          -                   -                   -               -
                127              20120915                          -                   -                   -               -
                128              20121015                          -                   -                   -               -
                129              20121115                          -                   -                   -               -
                130              20121215                          -                   -                   -               -
                131              20130115                          -                   -                   -               -
                132              20130215                          -                   -                   -               -
                133              20130315                          -                   -                   -               -
                134              20130415                          -                   -                   -               -
                135              20130515                          -                   -                   -               -
                136              20130615                          -                   -                   -               -
                137              20130715                          -                   -                   -               -
                138              20130815                          -                   -                   -               -
                139              20130915                          -                   -                   -               -
                140              20131015                          -                   -                   -               -
                141              20131115                          -                   -                   -               -
                142              20131215                          -                   -                   -               -
                143              20140115                          -                   -                   -               -
                144              20140215                          -                   -                   -               -
                145              20140315                          -                   -                   -               -
                146              20140415                          -                   -                   -               -
                147              20140515                          -                   -                   -               -
                148              20140615                          -                   -                   -               -
                149              20140715                          -                   -                   -               -
                150              20140815                          -                   -                   -               -
                151              20140915                          -                   -                   -               -
                152              20141015                          -                   -                   -               -
                153              20141115                          -                   -                   -               -
                154              20141215                          -                   -                   -               -
                155              20150115                          -                   -                   -               -
                156              20150215                          -                   -                   -               -
                157              20150315                          -                   -                   -               -
                158              20150415                          -                   -                   -               -
                159              20150515                          -                   -                   -               -
                160              20150615                          -                   -                   -               -
                161              20150715                          -                   -                   -               -
                162              20150815                          -                   -                   -               -
                163              20150915                          -                   -                   -               -
                164              20151015                          -                   -                   -               -
                165              20151115                          -                   -                   -               -
                166              20151215                          -                   -                   -               -
                167              20160115                          -                   -                   -               -
                168              20160215                          -                   -                   -               -
                169              20160315                          -                   -                   -               -
                170              20160415                          -                   -                   -               -
                171              20160515                          -                   -                   -               -
                172              20160615                          -                   -                   -               -
                173              20160715                          -                   -                   -               -
                174              20160815                          -                   -                   -               -
                175              20160915                          -                   -                   -               -
                176              20161015                          -                   -                   -               -
                177              20161115                          -                   -                   -               -
                178              20161215                          -                   -                   -               -
                179              20170115                          -                   -                   -               -
                180              20170215                          -                   -                   -               -
                181              20170315                          -                   -                   -               -
                182              20170415                          -                   -                   -               -
                183              20170515                          -                   -                   -               -
                184              20170615                          -                   -                   -               -
                185              20170715                          -                   -                   -               -
                186              20170815                          -                   -                   -               -
                187              20170915                          -                   -                   -               -
                188              20171015                          -                   -                   -               -
                189              20171115                          -                   -                   -               -
                190              20171215                          -                   -                   -               -
                191              20180115                          -                   -                   -               -
                192              20180215                          -                   -                   -               -
                193              20180315                          -                   -                   -               -
                194              20180415                          -                   -                   -               -
                195              20180515                          -                   -                   -               -
                196              20180615                          -                   -                   -               -
                197              20180715                          -                   -                   -               -
                198              20180815                          -                   -                   -               -
                199              20180915                          -                   -                   -               -
                200              20181015                          -                   -                   -               -
                201              20181115                          -                   -                   -               -
                202              20181215                          -                   -                   -               -
                203              20190115                          -                   -                   -               -
                204              20190215                          -                   -                   -               -
                205              20190315                          -                   -                   -               -
                206              20190415                          -                   -                   -               -
                207              20190515                          -                   -                   -               -
                208              20190615                          -                   -                   -               -
                209              20190715                          -                   -                   -               -
                210              20190815                          -                   -                   -               -
                211              20190915                          -                   -                   -               -
                212              20191015                          -                   -                   -               -
                213              20191115                          -                   -                   -               -
                214              20191215                          -                   -                   -               -
                215              20200115                          -                   -                   -               -
                216              20200215                          -                   -                   -               -
                217              20200315                          -                   -                   -               -
                218              20200415                          -                   -                   -               -
                219              20200515                          -                   -                   -               -
                220              20200615                          -                   -                   -               -
                221              20200715                          -                   -                   -               -
                222              20200815                          -                   -                   -               -
                223              20200915                          -                   -                   -               -
                224              20201015                          -                   -                   -               -
                225              20201115                          -                   -                   -               -
                226              20201215                          -                   -                   -               -
                227              20210115                          -                   -                   -               -
                228              20210215                          -                   -                   -               -
                229              20210315                          -                   -                   -               -
                230              20210415                          -                   -                   -               -
                231              20210515                          -                   -                   -               -
                232              20210615                          -                   -                   -               -
                233              20210715                          -                   -                   -               -
                234              20210815                          -                   -                   -               -
                235              20210915                          -                   -                   -               -
                236              20211015                          -                   -                   -               -
                237              20211115                          -                   -                   -               -
                238              20211215                          -                   -                   -               -
                239              20220115                          -                   -                   -               -
                240              20220215                          -                   -                   -               -
                241              20220315                          -                   -                   -               -
                242              20220415                          -                   -                   -               -
                243              20220515                          -                   -                   -               -
                244              20220615                          -                   -                   -               -
                245              20220715                          -                   -                   -               -
                246              20220815                          -                   -                   -               -
                247              20220915                          -                   -                   -               -
                248              20221015                          -                   -                   -               -
                249              20221115                          -                   -                   -               -
                250              20221215                          -                   -                   -               -
                251              20230115                          -                   -                   -               -
                252              20230215                          -                   -                   -               -
                253              20230315                          -                   -                   -               -
                254              20230415                          -                   -                   -               -
                255              20230515                          -                   -                   -               -
                256              20230615                          -                   -                   -               -
                257              20230715                          -                   -                   -               -
                258              20230815                          -                   -                   -               -
                259              20230915                          -                   -                   -               -
                260              20231015                          -                   -                   -               -
                261              20231115                          -                   -                   -               -
                262              20231215                          -                   -                   -               -
                263              20240115                          -                   -                   -               -
                264              20240215                          -                   -                   -               -
                265              20240315                          -                   -                   -               -
                266              20240415                          -                   -                   -               -
                267              20240515                          -                   -                   -               -
                268              20240615                          -                   -                   -               -
                269              20240715                          -                   -                   -               -
                270              20240815                          -                   -                   -               -
                271              20240915                          -                   -                   -               -
                272              20241015                          -                   -                   -               -
                273              20241115                          -                   -                   -               -
                274              20241215                          -                   -                   -               -
                275              20250115                          -                   -                   -               -
                276              20250215                          -                   -                   -               -
                277              20250315                          -                   -                   -               -
                278              20250415                          -                   -                   -               -
                279              20250515                          -                   -                   -               -
                280              20250615                          -                   -                   -               -
                281              20250715                          -                   -                   -               -
                282              20250815                          -                   -                   -               -
                283              20250915                          -                   -                   -               -
                284              20251015                          -                   -                   -               -
                285              20251115                          -                   -                   -               -
                286              20251215                          -                   -                   -               -
                287              20260115        -                 -                   -                   -               -
            ----------          ---------    -----    --------------      --------------         -----------          ------
                  -                     -        -    241,733,790.80      405,810,000.00                   -



Bond_Id             A2 (AAA/Aaa 22.500%)
Bond_Type
Original_Bal                   405810000
Coupon                             6.278
Trader_Descrip      A2 (AAA/Aaa 22.500%)
Prepay              0.0CPR
Per                         TotalCash        IntShtFall    PrinShtFall    Loss     CumLoss     NegAmort     Coupon    StatedCoupon
                  0                   -            -             -          -         -            -            -             0
                  1        2,123,062.65            -             -          -         -            -         6.28         6.278
                  2        2,123,062.65            -             -          -         -            -         6.28         6.278
                  3        2,123,062.65            -             -          -         -            -         6.28         6.278
                  4        2,123,062.65            -             -          -         -            -         6.28         6.278
                  5        2,123,062.65            -             -          -         -            -         6.28         6.278
                  6        2,123,062.65            -             -          -         -            -         6.28         6.278
                  7        2,123,062.65            -             -          -         -            -         6.28         6.278
                  8        2,123,062.65            -             -          -         -            -         6.28         6.278
                  9        2,123,062.65            -             -          -         -            -         6.28         6.278
                 10        2,123,062.65            -             -          -         -            -         6.28         6.278
                 11        2,123,062.65            -             -          -         -            -         6.28         6.278
                 12        2,123,062.65            -             -          -         -            -         6.28         6.278
                 13        2,123,062.65            -             -          -         -            -         6.28         6.278
                 14        2,123,062.65            -             -          -         -            -         6.28         6.278
                 15        2,123,062.65            -             -          -         -            -         6.28         6.278
                 16        2,123,062.65            -             -          -         -            -         6.28         6.278
                 17        2,123,062.65            -             -          -         -            -         6.28         6.278
                 18        2,123,062.65            -             -          -         -            -         6.28         6.278
                 19        2,123,062.65            -             -          -         -            -         6.28         6.278
                 20        2,123,062.65            -             -          -         -            -         6.28         6.278
                 21        2,123,062.65            -             -          -         -            -         6.28         6.278
                 22        2,123,062.65            -             -          -         -            -         6.28         6.278
                 23        2,123,062.65            -             -          -         -            -         6.28         6.278
                 24        2,123,062.65            -             -          -         -            -         6.28         6.278
                 25        2,123,062.65            -             -          -         -            -         6.28         6.278
                 26        2,123,062.65            -             -          -         -            -         6.28         6.278
                 27        2,123,062.65            -             -          -         -            -         6.28         6.278
                 28        2,123,062.65            -             -          -         -            -         6.28         6.278
                 29        2,123,062.65            -             -          -         -            -         6.28         6.278
                 30        2,123,062.65            -             -          -         -            -         6.28         6.278
                 31        2,123,062.65            -             -          -         -            -         6.28         6.278
                 32        2,123,062.65            -             -          -         -            -         6.28         6.278
                 33        2,123,062.65            -             -          -         -            -         6.28         6.278
                 34        2,123,062.65            -             -          -         -            -         6.28         6.278
                 35        2,123,062.65            -             -          -         -            -         6.28         6.278
                 36        2,123,062.65            -             -          -         -            -         6.28         6.278
                 37        2,123,062.65            -             -          -         -            -         6.28         6.278
                 38        2,123,062.65            -             -          -         -            -         6.28         6.278
                 39        2,123,062.65            -             -          -         -            -         6.28         6.278
                 40        2,123,062.65            -             -          -         -            -         6.28         6.278
                 41        2,123,062.65            -             -          -         -            -         6.28         6.278
                 42        2,123,062.65            -             -          -         -            -         6.28         6.278
                 43        2,123,062.65            -             -          -         -            -         6.28         6.278
                 44        2,123,062.65            -             -          -         -            -         6.28         6.278
                 45        2,123,062.65            -             -          -         -            -         6.28         6.278
                 46        2,123,062.65            -             -          -         -            -         6.28         6.278
                 47        2,123,062.65            -             -          -         -            -         6.28         6.278
                 48        2,123,062.65            -             -          -         -            -         6.28         6.278
                 49        2,123,062.65            -             -          -         -            -         6.28         6.278
                 50        2,123,062.65            -             -          -         -            -         6.28         6.278
                 51        2,123,062.65            -             -          -         -            -         6.28         6.278
                 52        2,123,062.65            -             -          -         -            -         6.28         6.278
                 53        2,123,062.65            -             -          -         -            -         6.28         6.278
                 54        2,123,062.65            -             -          -         -            -         6.28         6.278
                 55        2,123,062.65            -             -          -         -            -         6.28         6.278
                 56        2,123,062.65            -             -          -         -            -         6.28         6.278
                 57        2,123,062.65            -             -          -         -            -         6.28         6.278
                 58        2,123,062.65            -             -          -         -            -         6.28         6.278
                 59        2,123,062.65            -             -          -         -            -         6.28         6.278
                 60        2,123,062.65            -             -          -         -            -         6.28         6.278
                 61        2,123,062.65            -             -          -         -            -         6.28         6.278
                 62        2,123,062.65            -             -          -         -            -         6.28         6.278
                 63        2,123,062.65            -             -          -         -            -         6.28         6.278
                 64        2,123,062.65            -             -          -         -            -         6.28         6.278
                 65        2,123,062.65            -             -          -         -            -         6.28         6.278
                 66        2,123,062.65            -             -          -         -            -         6.28         6.278
                 67        2,123,062.65            -             -          -         -            -         6.28         6.278
                 68        2,123,062.65            -             -          -         -            -         6.28         6.278
                 69        2,123,062.65            -             -          -         -            -         6.28         6.278
                 70        2,123,062.65            -             -          -         -            -         6.28         6.278
                 71        2,123,062.65            -             -          -         -            -         6.28         6.278
                 72        2,123,062.65            -             -          -         -            -         6.28         6.278
                 73        2,123,062.65            -             -          -         -            -         6.28         6.278
                 74        2,123,062.65            -             -          -         -            -         6.28         6.278
                 75        2,123,062.65            -             -          -         -            -         6.28         6.278
                 76        2,123,062.65            -             -          -         -            -         6.28         6.278
                 77        2,123,062.65            -             -          -         -            -         6.28         6.278
                 78        2,123,062.65            -             -          -         -            -         6.28         6.278
                 79        2,123,062.65            -             -          -         -            -         6.28         6.278
                 80        2,123,062.65            -             -          -         -            -         6.28         6.278
                 81        2,123,062.65            -             -          -         -            -         6.28         6.278
                 82        2,123,062.65            -             -          -         -            -         6.28         6.278
                 83        2,123,062.65            -             -          -         -            -         6.28         6.278
                 84        2,123,062.65            -             -          -         -            -         6.28         6.278
                 85        2,123,062.65            -             -          -         -            -         6.28         6.278
                 86        2,123,062.65            -             -          -         -            -         6.28         6.278
                 87        2,123,062.65            -             -          -         -            -         6.28         6.278
                 88        2,123,062.65            -             -          -         -            -         6.28         6.278
                 89        2,123,062.65            -             -          -         -            -         6.28         6.278
                 90        2,123,062.65            -             -          -         -            -         6.28         6.278
                 91        2,123,062.65            -             -          -         -            -         6.28         6.278
                 92        2,123,062.65            -             -          -         -            -         6.28         6.278
                 93        2,123,062.65            -             -          -         -            -         6.28         6.278
                 94        2,123,062.65            -             -          -         -            -         6.28         6.278
                 95        2,123,062.65            -             -          -         -            -         6.28         6.278
                 96        2,123,062.65            -             -          -         -            -         6.28         6.278
                 97        2,123,062.65            -             -          -         -            -         6.28         6.278
                 98        2,123,062.65            -             -          -         -            -         6.28         6.278
                 99        2,123,062.65            -             -          -         -            -         6.28         6.278
                100        2,123,062.65            -             -          -         -            -         6.28         6.278
                101        2,123,062.65            -             -          -         -            -         6.28         6.278
                102        2,123,062.65            -             -          -         -            -         6.28         6.278
                103        2,123,062.65            -             -          -         -            -         6.28         6.278
                104        2,123,062.65            -             -          -         -            -         6.28         6.278
                105        2,123,062.65            -             -          -         -            -         6.28         6.278
                106        2,123,062.65            -             -          -         -            -         6.28         6.278
                107        2,123,062.65            -             -          -         -            -         6.28         6.278
                108        2,123,062.65            -             -          -         -            -         6.28         6.278
                109       27,421,626.94            -             -          -         -            -         6.28         6.278
                110       14,560,925.24            -             -          -         -            -         6.28         6.278
                111       10,891,148.06            -             -          -         -            -         6.28         6.278
                112       35,527,262.90            -             -          -         -            -         6.28         6.278
                113       56,101,081.78            -             -          -         -            -         6.28         6.278
                114      109,489,938.08            -             -          -         -            -         6.28         6.278
                115       78,921,406.86            -             -          -         -            -         6.28         6.278
                116       63,951,952.98            -             -          -         -            -         6.28         6.278
                117       21,387,681.76            -             -          -         -            -         6.28         6.278
                118                   -            -             -          -         -            -            -             0
                119                   -            -             -          -         -            -            -             0
                120                   -            -             -          -         -            -            -             0
                121                   -            -             -          -         -            -            -             0
                122                   -            -             -          -         -            -            -             0
                123                   -            -             -          -         -            -            -             0
                124                   -            -             -          -         -            -            -             0
                125                   -            -             -          -         -            -            -             0
                126                   -            -             -          -         -            -            -             0
                127                   -            -             -          -         -            -            -             0
                128                   -            -             -          -         -            -            -             0
                129                   -            -             -          -         -            -            -             0
                130                   -            -             -          -         -            -            -             0
                131                   -            -             -          -         -            -            -             0
                132                   -            -             -          -         -            -            -             0
                133                   -            -             -          -         -            -            -             0
                134                   -            -             -          -         -            -            -             0
                135                   -            -             -          -         -            -            -             0
                136                   -            -             -          -         -            -            -             0
                137                   -            -             -          -         -            -            -             0
                138                   -            -             -          -         -            -            -             0
                139                   -            -             -          -         -            -            -             0
                140                   -            -             -          -         -            -            -             0
                141                   -            -             -          -         -            -            -             0
                142                   -            -             -          -         -            -            -             0
                143                   -            -             -          -         -            -            -             0
                144                   -            -             -          -         -            -            -             0
                145                   -            -             -          -         -            -            -             0
                146                   -            -             -          -         -            -            -             0
                147                   -            -             -          -         -            -            -             0
                148                   -            -             -          -         -            -            -             0
                149                   -            -             -          -         -            -            -             0
                150                   -            -             -          -         -            -            -             0
                151                   -            -             -          -         -            -            -             0
                152                   -            -             -          -         -            -            -             0
                153                   -            -             -          -         -            -            -             0
                154                   -            -             -          -         -            -            -             0
                155                   -            -             -          -         -            -            -             0
                156                   -            -             -          -         -            -            -             0
                157                   -            -             -          -         -            -            -             0
                158                   -            -             -          -         -            -            -             0
                159                   -            -             -          -         -            -            -             0
                160                   -            -             -          -         -            -            -             0
                161                   -            -             -          -         -            -            -             0
                162                   -            -             -          -         -            -            -             0
                163                   -            -             -          -         -            -            -             0
                164                   -            -             -          -         -            -            -             0
                165                   -            -             -          -         -            -            -             0
                166                   -            -             -          -         -            -            -             0
                167                   -            -             -          -         -            -            -             0
                168                   -            -             -          -         -            -            -             0
                169                   -            -             -          -         -            -            -             0
                170                   -            -             -          -         -            -            -             0
                171                   -            -             -          -         -            -            -             0
                172                   -            -             -          -         -            -            -             0
                173                   -            -             -          -         -            -            -             0
                174                   -            -             -          -         -            -            -             0
                175                   -            -             -          -         -            -            -             0
                176                   -            -             -          -         -            -            -             0
                177                   -            -             -          -         -            -            -             0
                178                   -            -             -          -         -            -            -             0
                179                   -            -             -          -         -            -            -             0
                180                   -            -             -          -         -            -            -             0
                181                   -            -             -          -         -            -            -             0
                182                   -            -             -          -         -            -            -             0
                183                   -            -             -          -         -            -            -             0
                184                   -            -             -          -         -            -            -             0
                185                   -            -             -          -         -            -            -             0
                186                   -            -             -          -         -            -            -             0
                187                   -            -             -          -         -            -            -             0
                188                   -            -             -          -         -            -            -             0
                189                   -            -             -          -         -            -            -             0
                190                   -            -             -          -         -            -            -             0
                191                   -            -             -          -         -            -            -             0
                192                   -            -             -          -         -            -            -             0
                193                   -            -             -          -         -            -            -             0
                194                   -            -             -          -         -            -            -             0
                195                   -            -             -          -         -            -            -             0
                196                   -            -             -          -         -            -            -             0
                197                   -            -             -          -         -            -            -             0
                198                   -            -             -          -         -            -            -             0
                199                   -            -             -          -         -            -            -             0
                200                   -            -             -          -         -            -            -             0
                201                   -            -             -          -         -            -            -             0
                202                   -            -             -          -         -            -            -             0
                203                   -            -             -          -         -            -            -             0
                204                   -            -             -          -         -            -            -             0
                205                   -            -             -          -         -            -            -             0
                206                   -            -             -          -         -            -            -             0
                207                   -            -             -          -         -            -            -             0
                208                   -            -             -          -         -            -            -             0
                209                   -            -             -          -         -            -            -             0
                210                   -            -             -          -         -            -            -             0
                211                   -            -             -          -         -            -            -             0
                212                   -            -             -          -         -            -            -             0
                213                   -            -             -          -         -            -            -             0
                214                   -            -             -          -         -            -            -             0
                215                   -            -             -          -         -            -            -             0
                216                   -            -             -          -         -            -            -             0
                217                   -            -             -          -         -            -            -             0
                218                   -            -             -          -         -            -            -             0
                219                   -            -             -          -         -            -            -             0
                220                   -            -             -          -         -            -            -             0
                221                   -            -             -          -         -            -            -             0
                222                   -            -             -          -         -            -            -             0
                223                   -            -             -          -         -            -            -             0
                224                   -            -             -          -         -            -            -             0
                225                   -            -             -          -         -            -            -             0
                226                   -            -             -          -         -            -            -             0
                227                   -            -             -          -         -            -            -             0
                228                   -            -             -          -         -            -            -             0
                229                   -            -             -          -         -            -            -             0
                230                   -            -             -          -         -            -            -             0
                231                   -            -             -          -         -            -            -             0
                232                   -            -             -          -         -            -            -             0
                233                   -            -             -          -         -            -            -             0
                234                   -            -             -          -         -            -            -             0
                235                   -            -             -          -         -            -            -             0
                236                   -            -             -          -         -            -            -             0
                237                   -            -             -          -         -            -            -             0
                238                   -            -             -          -         -            -            -             0
                239                   -            -             -          -         -            -            -             0
                240                   -            -             -          -         -            -            -             0
                241                   -            -             -          -         -            -            -             0
                242                   -            -             -          -         -            -            -             0
                243                   -            -             -          -         -            -            -             0
                244                   -            -             -          -         -            -            -             0
                245                   -            -             -          -         -            -            -             0
                246                   -            -             -          -         -            -            -             0
                247                   -            -             -          -         -            -            -             0
                248                   -            -             -          -         -            -            -             0
                249                   -            -             -          -         -            -            -             0
                250                   -            -             -          -         -            -            -             0
                251                   -            -             -          -         -            -            -             0
                252                   -            -             -          -         -            -            -             0
                253                   -            -             -          -         -            -            -             0
                254                   -            -             -          -         -            -            -             0
                255                   -            -             -          -         -            -            -             0
                256                   -            -             -          -         -            -            -             0
                257                   -            -             -          -         -            -            -             0
                258                   -            -             -          -         -            -            -             0
                259                   -            -             -          -         -            -            -             0
                260                   -            -             -          -         -            -            -             0
                261                   -            -             -          -         -            -            -             0
                262                   -            -             -          -         -            -            -             0
                263                   -            -             -          -         -            -            -             0
                264                   -            -             -          -         -            -            -             0
                265                   -            -             -          -         -            -            -             0
                266                   -            -             -          -         -            -            -             0
                267                   -            -             -          -         -            -            -             0
                268                   -            -             -          -         -            -            -             0
                269                   -            -             -          -         -            -            -             0
                270                   -            -             -          -         -            -            -             0
                271                   -            -             -          -         -            -            -             0
                272                   -            -             -          -         -            -            -             0
                273                   -            -             -          -         -            -            -             0
                274                   -            -             -          -         -            -            -             0
                275                   -            -             -          -         -            -            -             0
                276                   -            -             -          -         -            -            -             0
                277                   -            -             -          -         -            -            -             0
                278                   -            -             -          -         -            -            -             0
                279                   -            -             -          -         -            -            -             0
                280                   -            -             -          -         -            -            -             0
                281                   -            -             -          -         -            -            -             0
                282                   -            -             -          -         -            -            -             0
                283                   -            -             -          -         -            -            -             0
                284                   -            -             -          -         -            -            -             0
                285                   -            -             -          -         -            -            -             0
                286                   -            -             -          -         -            -            -             0
                287                   -            -             -          -         -            -            -             0
           -----------   ---------------    --------      --------     ------   -------     --------     --------      ---------
                         647,543,790.80
